Exhibit 99.2

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2023

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—156.8% (3), (4)
First Lien Secured Debt—138.1%
A1 Garage Merger Sub, LLC	12/22/2028	Commercial Services & Supplies	11.49%		3M L+650	504	$497	$496
A1 Garage Merger Sub, LLC - Unfunded Term Loan	12/21/2024	Commercial Services & Supplies	—		—	1,552	—	—
A1 Garage Merger Sub, LLC LLC (Revolver) (7), (9)	12/22/2028	Commercial Services & Supplies	—		—	748	—	(11)
Ad.net Acquisition, LLC	05/07/2026	Media	11.16%		3M L+600	4,913	4,864	4,876
Ad.net Acquisition, LLC (Revolver) (7)	05/07/2026	Media	11.16%		3M L+600	498	498	494
Ad.net Acquisition, LLC (Revolver) (7), (9)	05/07/2026	Media	—		—	747	—	(6)
Altamira Technologies, LLC	07/24/2025	IT Services	10.33%		3M L+600	4,656	4,625	4,656
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	IT Services	10.55%		3M L+600	575	575	575
Altamira Technologies, LLC (Revolver) (7), (9)	07/24/2025	IT Services	—		—	1,581	—	—
American Teleconferencing Services, Ltd.(7)	06/08/2023	Telecommunications	0.00%	(6)	—	7,986	7,915	90
American Teleconferencing Services, Ltd. (Revolver) (7)	04/07/2023	Telecommunications	0.00%	(6)	—	1,656	1,642	17
Amsive Holding Corporation (f/k/a Vision Purchaser Corporation)	06/10/2025	Media	11.30%		3M L+625	14,031	13,905	13,820
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	10.55%		3M L+550	14,177	14,121	13,752
Anteriad, LLC (f/k/a MeritDirect, LLC) - Incremental Term Loan	05/23/2024	Media	11.46%		3M L+650	7,268	7,123	7,123
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7), (9)	05/23/2024	Media	—		—	2,869	—	(86)
Any Hour Services	07/21/2027	Energy Equipment and Services	10.45%		3M L+525	10,492	10,416	10,203
Any Hour Services (Revolver) (7), (9)	07/21/2027	Energy Equipment and Services	—		—	1,147	—	(31)
Apex Service Partners, LLC	07/31/2025	Diversified Consumer Services	9.46%		1M L+525	6,176	6,141	6,145
Apex Service Partners, LLC Term Loan B	07/31/2025	Diversified Consumer Services	10.75%		1M L+550	295	295	293
Apex Service Partners, LLC Term Loan C	07/31/2025	Diversified Consumer Services	10.04%		1M L+525	12,858	12,798	12,794
Apex Service Partners, LLC (Revolver) (7)	07/31/2025	Diversified Consumer Services	10.26%		1M L+525	922	923	918
Apex Service Partners, LLC (Revolver) (7), (9)	07/31/2025	Diversified Consumer Services	—		—	922	—	(5)
API Holding III Corp.	05/11/2026	Electronic Equipment, Instruments, and Components	9.41%		1M L+425	5,775	5,757	4,023
Applied Technical Services, LLC	12/29/2026	Commercial Services & Supplies	10.91%		3M L+575	8,347	8,238	8,180
Applied Technical Services, LLC (Unfunded Term Loan)	04/21/2023	Commercial Services & Supplies	—		—	1,059	—	(9)
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Commercial Services & Supplies	12.50%		3M L+475	923	923	904
Applied Technical Services, LLC (Revolver) (7), (9)	12/29/2026	Commercial Services & Supplies	—		—	350	—	(7)
Arcfield Acquisition Corp. (Revolver) (9)	03/07/2028	Aerospace and Defense	—		—	887	—	(18)
Beta Plus Technologies, Inc.	07/01/2029	Internet Software and Services	10.42%		1M L+525	4,975	4,881	4,378
BioDerm, Inc. (Revolver) (9)	01/31/2028	Healthcare Equipment and Supplies	—		—	1,071	—	(16)
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distributors	10.04%		3M L+500	212	211	207
Blackhawk Industrial Distribution, Inc. (7),(9)	09/17/2024	Distributors	—		—	3,045	—	(53)
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distributors	10.04%		3M L+500	183	183	177
Blackhawk Industrial Distribution, Inc. (9)	09/17/2024	Distributors	—		—	2,561	—	(83)
Broder Bros., Co.	12/04/2025	Textiles, Apparel and Luxury Goods	10.73%		3M L+600	3,368	3,368	3,368
By Light Professional IT Services, LLC	05/16/2024	High Tech Industries	11.64%		3M L+625	26,236	26,093	25,843
By Light Professional IT Services, LLC (Revolver)	05/16/2024	High Tech Industries	11.71%		3M L+663	3,506	3,507	3,454
Cadence Aerospace, LLC (7)	11/14/2023	Aerospace and Defense	13.33%		3M L+850	3,050	3,045	3,050
			(PIK 9.50%)
Cartessa Aesthetics, LLC	06/14/2028	Distributors	10.90%		1M L+600	13,143	12,908	13,011
Cartessa Aesthetics, LLC (Revolver) (7)	06/14/2028	Distributors	10.90%		1M L+600	511	511	505
Cartessa Aesthetics, LLC (Revolver) (7)(9)	06/14/2028	Distributors	—			927	-	(9)
CF512, Inc.	08/20/2026	Media	11.03%		3M L+600	8,057	7,964	7,896
CF512, Inc. (Revolver) (7), (9)	08/20/2026	Media	—		—	955	—	(19)
CHA Holdings, Inc.	04/10/2025	Environmental Industries	9.66%		3M L+450	1,573	1,569	1,573
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	—		—	714	—	(21)
Compex Legal Services, Inc.	02/09/2026	Professional Services	10.46%		3M L+525	7,997	7,973	7,997
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Professional Services	10.43%		3M L+525	843	843	843
Compex Legal Services, Inc. (Revolver) (7), (9)	02/07/2025	Professional Services	—		—	562	—	—
Connatix Buyer, Inc.	07/13/2027	Media	10.23%		3M L+550	3,835	3,776	3,691
Connatix Buyer, Inc. (7), (9)	07/14/2023	Media	—		—	2,105	—	(58)
Connatix Buyer, Inc. (7), (9)	07/13/2027	Media	—		—	1,234	—	(46)
Crane 1 Services, Inc.	08/16/2027	Commercial Services & Supplies	10.91%		3M L+575	887	873	878
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	10.91%		3M L+575	90	90	89
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	—		—	247	—	(2)
Dr. Squatch, LLC	08/31/2027	Personal Products	10.91%		3M L+600	4,406	4,342	4,340
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal Products	10.69%		3M L+575	2,236	2,236	2,202
Dr. Squatch, LLC (Revolver) (7), (9)	08/31/2027	Personal Products	—		—	1,118	—	(16)
DRS Holdings III, Inc.	11/03/2025	Chemicals, Plastics and Rubber	10.90%		3M L+575	16,489	16,342	16,010
DRS Holdings III, Inc. (Revolver) (7), (9)	11/03/2025	Personal Products	—		—	1,426	—	(41)
Duraco Specialty Tapes LLC	06/30/2024	Containers and Packaging	10.36%		3M L+550	3,231	3,203	3,160
ECL Entertainment, LLC	05/01/2028	Hotels, Restaurants and Leisure	12.42%		1M L+750	8,668	8,591	8,587
ECM Industries, LLC (Revolver)	12/23/2025	Electronic Equipment, Instruments, and Components	9.77%		1M L+475	171	171	164
ECM Industries, LLC (Revolver) (9)	12/23/2025	Electronic Equipment, Instruments, and Components	—		—	743	—	(32)
eCommission Financial Services, Inc. (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	9.70%		1M L+500	5,218	5,218	5,218
eCommission Financial Services, Inc. (Revolver) (7), (9), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	—		—	5,000	—	—
EDS Buyer, LLC - Unfunded Term Loan	01/10/2029	Electronic Equipment, Instruments, and Components	—		—	6,750	—	(84)
EDS Buyer, LLC. (Revolver) (7), (9)	01/10/2029	Electronic Equipment, Instruments, and Components	—		—	2,025	—	(50)
Efficient Collaborative Retail Marketing Company, LLC	06/15/2024	Media: Diversified and Production	12.07%		3M L+750	7,139	7,128	6,639
Exigo Intermediate II, LLC (9)	03/15/2024	Software	—		—	2,758	—	(34)
Exigo Intermediate II, LLC (Revolver) (9)	03/15/2027	Software	—		—	689	—	(14)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS-(Continued)

MARCH 31, 2023

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Five Star Buyer, Inc.	02/23/2028	Hotels, Restaurants and Leisure	11.92%	3M L+710	5,173	$5,070	$5,069
Five Star Buyer, Inc. - DDTL A Unfunded	02/23/2028	Hotels, Restaurants and Leisure	—	—	101	-	(2)
Five Star Buyer, Inc. - DDTL B Unfunded	02/23/2028	Hotels, Restaurants and Leisure	—	—	978	-	(20)
Five Star Buyer, Inc. (Revolver) (9)	02/23/2028	Hotels, Restaurants and Leisure	—	—	670	-	(13)
Gantech Acquisition Corp.	05/14/2026	IT Services	11.09%	1M L+625	21,757	21,450	20,995
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	IT Services	11.09%	1M L+625	1,618	1,618	1,561
Gantech Acquisition Corp. (Revolver) (7), (9)	05/14/2026	IT Services	—	—	2,116	—	(74)
Global Holdings InterCo LLC	03/16/2026	Diversified Financial Services	11.23%	3M L+600	3,409	3,376	3,243
Graffiti Buyer, Inc.	08/10/2027	Trading Companies & Distributors	10.57%	3M L+550	273	270	270
Graffiti Buyer, Inc. (7), (9)	08/10/2023	Trading Companies & Distributors	—	—	798	—	—
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Trading Companies & Distributors	11.10%	3M L+575	507	507	502
Graffiti Buyer, Inc. (Revolver) (7), (9)	08/10/2027	Trading Companies & Distributors	—	—	358	—	(4)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	10.42%	3M L+550	4,435	4,363	4,346
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	10.30%	3M L+550	160	160	157
Hancock Roofing and Construction L.L.C. (Revolver) (7), (9)	12/31/2026	Insurance	—	—	590	—	(12)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	11.21%	3M L+600	4,938	4,853	4,888
Holdco Sands Intermediate, LLC (Revolver) (9)	11/23/2027	Aerospace and Defense	—	—	1,791	—	(18)
HW Holdco, LLC	12/10/2024	Media	10.07%	1M L+500	9,000	8,962	8,865
HW Holdco, LLC (9)	12/10/2024	Media	—	—	1,028	—	(5)
HW Holdco, LLC (Revolver) (7), (9)	12/10/2024	Media	—	—	1,452	—	(22)
IDC Infusion Services, Inc.	12/30/2026	Healthcare Equipment and Supplies	11.64%	3M L+700	5,694	5,606	5,536
IDC Infusion Services, Inc. (Revolver) (9)	12/30/2026	Healthcare Equipment and Supplies	—	—	4,167	—	(146)
IG Investments Holdings, LLC (7)	09/22/2028	Professional Services	10.86%	3M L+600	4,451	4,373	4,384
IG Investments Holdings, LLC (Revolver) (7), (9)	09/22/2027	Professional Services	—	—	477	—	(7)
Imagine Acquisitionco, LLC	11/15/2027	Software	10.37%	3M L+550	3,959	3,895	3,840
Imagine Acquisitionco, LLC (9)	11/15/2027	Software	—	—	1,657	—	(33)
Imagine Acquisitionco, LLC (Revolver) (9)	11/15/2027	Software	—	—	1,193	—	(36)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare Providers and Services	11.94%	3M L+715	14,879	14,766	14,581
Infinity Home Services Holdco, Inc.	12/28/2028	Commercial Services & Supplies	11.73%	3M L+685	517	516	506
Infinity Home Services Holdco, Inc. - Unfunded Term Loan	12/28/2023	Commercial Services & Supplies	—	—	2,713	—	(54)
Infinity Home Services Holdco, Inc. (Revolver)	12/28/2028	Commercial Services & Supplies	11.73%	3M L+675	97	97	95
Infinity Home Services Holdco, Inc. (Revolver) (9)	12/28/2028	Commercial Services & Supplies	—	—	1,195	—	(24)
Infolinks Media Buyco, LLC	11/01/2026	Media	10.66%	3M L+575	2,611	2,573	2,611
Infolinks Media Buyco, LLC (9)	11/01/2023	Media	—	—	969	—	10
Integrative Nutrition, LLC	09/29/2023	Consumer Services	9.91%	3M L+475	15,531	15,513	15,298
Integrative Nutrition, LLC (Revolver) (7), (9)	09/29/2023	Consumer Services	—	—	5,000	—	—
Integrity Marketing Acquisition, LLC (7)	08/27/2025	Insurance	11.00%	SOFR+550	15,745	15,637	15,588
ITI Holdings, Inc. (Revolver)	03/03/2028	IT Services	12.16%	3M L+450	419	420	412
ITI Holdings, Inc. (Revolver) (9)	03/03/2028	IT Services	—	—	245	—	(5)
K2 Pure Solutions NoCal, L.P. (Revolver)	12/20/2023	Chemicals, Plastics and Rubber	12.81%	3M L+800	357	357	357
K2 Pure Solutions NoCal, L.P. (Revolver) (7), (9)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,071	—	—
Kinetic Purchaser, LLC	11/10/2027	Personal Products	11.16%	3M L+600	17,340	17,059	17,080
Kinetic Purchaser, LLC - (Revolver)	11/10/2026	Personal Products	11.16%	3M L+600	2,748	2,748	2,707
Kinetic Purchaser, LLC - (Revolver) (9)	11/10/2026	Personal Products	—	—	687	—	(10)
Lash OpCo, LLC	02/18/2027	Personal Products	11.84%	1M L+700	10,457	10,294	10,248
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Personal Products	11.89%	1M L+700	1,152	1,152	1,129
Lash OpCo, LLC (Revolver) (7), (9)	08/16/2026	Personal Products	—		768	—	(15)
LAV Gear Holdings, Inc.	10/31/2024	Capital Equipment	11.23%	1M L+625	9,766	9,740	9,630
			(PIK 5.50%)
LAV Gear Holdings, Inc. - Unfunded Term Loan	10/31/2024	Capital Equipment	—	—	247	-	(3)
LAV Gear Holdings, Inc. (Revolver) (7)	10/31/2024	Capital Equipment	10.55%	1M L+565	1,721	1,721	1,697
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Leisure Products	11.30%	3M L+625	3,728	3,680	3,654
Ledge Lounger, Inc. (Revolver) (7)	11/09/2026	Leisure Products	11.30%	3M L+625	395	395	387
Ledge Lounger, Inc. (Revolver) (9)	11/09/2026	Leisure Products	—	—	395	—	(8)
Lightspeed Buyer Inc.	02/03/2026	Healthcare Technology	10.34%	1M L+575	24,233	23,978	23,627
Lightspeed Buyer Inc. (Revolver) (7) (9)	02/03/2026	Healthcare Technology	—	—	2,499	—	(62)
LJ Avalon Holdings, LLC - Unfunded Term Loan	07/31/2024	Construction & Engineering	—	—	2,824	—	(14)
LJ Avalon Holdings, LLC (Revolver) (9)	01/31/2030	Construction & Engineering	—	—	1,130	—	(23)
Lucky Bucks, LLC (6)	07/20/2027	Hotels, Restaurants and Leisure	0.00%	—	4,275	4,210	1,304
MAG DS Corp.	04/01/2027	Aerospace and Defense	10.50%	1M L+550	3,694	3,570	3,361
Mars Acquisition Holdings Corp.	05/14/2026	Media	10.55%	3M L+550	8,772	8,641	8,684
Mars Acquisition Holdings Corp. (Revolver)(7)(9)	05/14/2026	Media	—	—	2,435	—	(24)
MBS Holdings, Inc. (Revolver)(7)(9)	04/16/2027	Internet Software and Services	—	—	1,157	—	(12)
MDI Buyer, Inc. - Unfunded Term Loan	07/25/2028	Commodity Chemicals	10.61%	3M L+600	2,052	2,011	2,007
MDI Buyer, inc. (Revolver) (7)	07/25/2028	Commodity Chemicals	10.37%	3M L+600	237	237	232
MDI Buyer, inc. (Revolver) (9)	07/25/2028	Commodity Chemicals	—	—	536	—	(7)
Meadowlark Acquirer, LLC	12/10/2027	Professional Services	10.41%	3M L+550	1,988	1,969	1,968
Meadowlark Acquirer, LLC - Term Loan I (9)	12/10/2027	Professional Services	—	—	1,103	—	—
Meadowlark Acquirer, LLC - Term Loan II (9)	12/10/2027	Professional Services	—	—	9,483	—	—
Meadowlark Acquirer, LLC (Revolver) (9)	12/10/2027	Professional Services	—	—	1,693	—	(17)
Mission Critical Electronics, Inc.	03/28/2024	Capital Equipment	9.69%	SOFR +500	3,598	3,574	3,576
Mission Critical Electronics, Inc. (9)	03/28/2024	Capital Equipment	—	—	707	—	(2)
Mission Critical Electronics, Inc. (Revolver) (7)	03/28/2024	Capital Equipment	12.00%	1M L+400	353	353	351
Mission Critical Electronics, Inc. (Revolver) (7), (9)	03/28/2024	Capital Equipment	—	—	971	—	(6)
Municipal Emergency Services, Inc. (7)	09/28/2027	Distributors	10.49%	3M L+550	936	927	896
Municipal Emergency Services, Inc. (7), (9)	09/28/2027	Distributors	—	—	6	—	—
Municipal Emergency Services, Inc. - Unfunded Term Loan A	06/16/2023	Distributors	—	—	632	—	(18)
Municipal Emergency Services, Inc. - Unfunded Term Loan B	12/16/2024	Distributors	—	—	1,264	—	(53)
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distributors	11.05%	3M L+615	568	568	544
Municipal Emergency Services, Inc. (Revolver) (7), (9)	09/28/2027	Distributors	—	—	379	—	(16)
NBH Group LLC (Revolver) (7), (9)	08/19/2026	Healthcare Equipment and Supplies	—	—	1,677	—	—

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS-(Continued)

MARCH 31, 2023

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
One Stop Mailing, LLC	05/07/2027	Air Freight and Logistics	11.09%	3M L+625	8,714	$8,580	$8,453
ORL Acquisition, Inc. (7)	09/03/2027	Consumer Finance	10.41%	3M L+525	7,159	7,044	7,087
ORL Acquisition, Inc. (Revolver) (7), (9)	09/03/2027	Consumer Finance	—	—	861	—	(8)
Output Services Group, Inc. (6)	06/27/2026	Business Services	0.00%	—	4,885	4,469	3,517
Owl Acquisition, LLC	02/04/2028	Professional Services	10.16%	3M L+575	3,892	3,789	3,795
Ox Two, LLC	05/18/2026	Construction and Building	12.41%	1M L+725	25,641	25,351	24,872
Ox Two, LLC (Revolver) (9)	05/18/2026	Construction and Building	—	—	3,387	—	(101)
Pequod Merger Sub, Inc.	12/02/2026	Diversified Financial Services	11.32%	3M L+640	11,532	11,301	11,301
Pequod Merger Sub, Inc. - Unfunded Term Loan	12/02/2026	Diversified Financial Services	—	—	2,847	—	—
Pequod Merger Sub, Inc (Revolver) (9)	12/02/2026	Diversified Financial Services	—	—	757	—	—
PL Acquisitionco, LLC	11/09/2027	Textiles, Apparel and Luxury Goods	11.34%	3M L+650	6,079	5,992	5,806
PL Acquisitionco, LLC - (Revolver) (9)	11/09/2027	Textiles, Apparel and Luxury Goods	—	—	2,290	—	(103)
PlayPower, Inc.	05/08/2026	Leisure Products	10.25%	1M L+550	3,420	3,403	3,078
Pragmatic Institute, LLC - Unfunded Term Loan	07/06/2028	Professional Services	—	—	2,290	—	(11)
Pragmatic Institute, LLC (Revolver)	07/06/2028	Professional Services	10.64%	3M L+575	305	305	301
Pragmatic Institute, LLC (Revolver) (9)	07/06/2028	Professional Services	—	—	1,221	—	(18)
Quantic Electronics, LLC	11/19/2026	Electronic Equipment, Instruments, and Components	11.22%	1M L+600	6,681	6,601	6,581
Quantic Electronics, LLC - Unfunded Term Loan	11/19/2026	Electronic Equipment, Instruments, and Components	—	—	783	—	(4)
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Electronic Equipment, Instruments, and Components	11.19%	1M L+600	536	536	528
Quantic Electronics, LLC (Revolver) (7), (9)	11/19/2026	Electronic Equipment, Instruments, and Components	—	—	134	—	(2)
Questex, LLC	09/09/2024	Media: Diversified and Production	9.28%	3M L+500	7,163	7,124	7,091
Questex, LLC (Revolver) (7), (9)	09/09/2024	Media: Diversified and Production	—	—	1,197	—	(12)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare Equipment and Supplies	10.48%	3M L+550	1,034	1,034	1,034
Rancho Health MSO, Inc. (Revolver) (7), (9)	12/18/2025	Healthcare Equipment and Supplies	—	—	525	—	—
Recteq, LLC	01/29/2026	Leisure Products	11.41%	3M L+625	1,470	1,452	1,411
Recteq, LLC (Revolver) (7)	01/29/2026	Leisure Products	11.41%	3M L+625	216	216	207
Recteq, LLC (Revolver) (7), (9)	01/29/2026	Leisure Products	—	—	1,080	—	(43)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	10.31%	3M L+550	17,052	16,929	12,928
Riverpoint Medical, LLC	06/20/2025	Healthcare Equipment and Supplies	9.86%	3M L+575	7,980	7,933	7,860
Riverpoint Medical, LLC (Revolver) (7), (9)	06/20/2025	Healthcare Equipment and Supplies	—	—	909	—	(14)
Riverside Assessments, LLC	03/10/2025	Professional Services	10.80%	3M L+625	15,278	15,153	15,048
Sales Benchmark Index LLC	01/03/2025	Professional Services	11.16%	3M L+600	7,105	7,048	7,069
Sales Benchmark Index LLC (Revolver) (7), (9)	01/03/2025	Professional Services	—	—	1,293	—	(6)
Sargent & Greenleaf Inc.	12/20/2024	Electronic Equipment, Instruments, and Components	12.26%	1M L+750	3,467	3,447	3,406
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronic Equipment, Instruments, and Components	12.26%	1M L+750	800	800	786
Sargent & Greenleaf Inc. (Revolver) (9)	12/20/2024	Electronic Equipment, Instruments, and Components	—	—	273	—	(5)
Schlesinger Global, Inc.	07/14/2025	Professional Services	11.41%	SOFR + 700	14,523	14,445	14,196
Schlesinger Global, Inc. (Revolver)	07/14/2025	Professional Services	11.41%	1M L+600	1,491	1,490	1,457
Schlesinger Global, Inc. (Revolver) (7), (9)	07/14/2025	Professional Services	—	—	380	—	(9)
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	11.05%	3M L+575	1,930	1,903	1,882
Sigma Defense Systems, LLC	12/18/2025	IT Services	13.66%	3M L+850	10,828	10,634	10,638
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	IT Services	13.66%	3M L+850	1,966	1,966	1,931
Sigma Defense Systems, LLC (Revolver) (7), (9)	12/18/2025	IT Services	—		655	—	(11)
Signature Systems Holding Company	05/03/2024	Commercial Services & Supplies	11.55%	1M L+650	10,033	9,995	10,033
Signature Systems Holding Company (Revolver) (9)	05/03/2024	Commercial Services & Supplies	—	—	1,747	—	—
Smile Brands Inc.	10/14/2025	Healthcare and Pharmaceuticals	9.34%	1M L+450	2,450	2,450	2,292
Smile Brands Inc. (Revolver)	10/14/2025	Healthcare and Pharmaceuticals	10.23%	1M L+450	1,509	1,508	1,412
Smile Brands Inc. LC (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—	—	108	—	(7)
Solutionreach, Inc.	01/17/2024	Healthcare Technology	10.59%	3M L+575	5,706	5,685	5,432
Solutionreach, Inc. (Revolver) (7), (9)	01/17/2024	Healthcare Technology	—	—	1,665	—	(80)
Spendmend Holdings LLC	03/01/2028	Healthcare Technology	10.61%	SOFR + 575	3,200	3,166	3,111
Spendmend Holdings LLC (9)	03/01/2023	Healthcare Technology	—	—	1,771	—	(36)
Spendmend Holdings LLC (Revolver)	03/01/2028	Healthcare Technology	10.60%	3M L+575	357	357	347
Spendmend Holdings LLC (Revolver) (9)	03/01/2024	Healthcare Technology	—	—	535	—	(15)
STV Group Incorporated	12/11/2026	Construction & Engineering	10.16%	1M L+525	4,752	4,720	4,728
System Planning and Analysis, Inc. (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	10.69%	SOFR+600	18,466	18,173	18,189
System Planning and Analysis, Inc. (Revolver) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	11.10%	3M L+600	1,482	1,482	1,460
System Planning and Analysis, Inc. (Revolver) (9) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—	—	3,706	—	(58)
Teneo Holdings LLC	07/18/2025	Diversified Financial Services	10.16%	1M L+525	5,763	5,701	5,686
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	11.51%	3M L+600	5,449	5,391	5,340
The Bluebird Group LLC	07/28/2026	Professional Services	12.15%	3M L+700	6,202	6,105	6,115
The Bluebird Group LLC (Revolver) (7), (9)	07/28/2026	Professional Services	—	—	862	—	(12)
The Infosoft Group, LLC	09/16/2024	Media: Broadcasting and Subscription	10.42%	3M L+575	15,056	14,954	14,906
The Vertex Companies, LLC (7)	08/30/2027	Construction & Engineering	9.96%	1M L+550	2,148	2,114	2,103
The Vertex Companies, LLC (7), (9)	08/30/2027	Construction & Engineering	—	—	573	—	(6)
The Vertex Companies, LLC (Revolver)	08/30/2027	Construction & Engineering	10.00%	1M L+550	237	237	232
The Vertex Companies, LLC (Revolver) (7), (9)	08/30/2027	Construction & Engineering	—	—	674	—	(14)
TPC Canada Parent, Inc. and TPC US Parent, LLC (5), (10)	11/24/2025	Food Products	10.25%	3M L+550	4,838	4,814	4,746
TVC Enterprises, LLC	03/26/2026	Commercial Services & Supplies	10.59%	1M L+600	24,206	23,904	23,843
TVC Enterprises, LLC (Revolver) (7), (9)	03/26/2026	Commercial Services & Supplies	—	—	661	—	(10)
TWS Acquisition Corporation	06/16/2025	Diversified Consumer Services	11.12%	1M L+625	5,468	5,410	5,468
TWS Acquisition Corporation (Revolver) (7), (9)	06/16/2025	Diversified Consumer Services	—	—	2,628	—	—
Tyto Athene, LLC	04/01/2028	IT Services	10.24%	1M L+550	12,581	12,436	11,410
Tyto Athene, LLC (Revolver) (7), (9)	04/01/2026	IT Services	—	—	1,040	—	(97)
UBEO, LLC	04/03/2024	Capital Equipment	9.66%	3M L+450	17,879	17,850	17,611
UBEO, LLC (Revolver) (9)	04/03/2024	Capital Equipment	—	—	2,933	—	(44)
Unique Indoor Comfort, LLC	05/24/2027	Diversified Consumer Services	10.30%	3M L + 525	15,539	15,336	15,445
Unique Indoor Comfort, LLC Term Loan (7)	05/24/2027	Diversified Consumer Services	—	—	4,360	—	17
Unique Indoor Comfort, LLC (Revolver) (7), (9)	05/24/2027	Diversified Consumer Services	—	—	2,000	—	(12)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS-(Continued)

MARCH 31, 2023

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Walker Edison Furniture, LLC - Term Loan	03/31/2027	Wholesale	11.52%		3M L+635	3,132	$3,132	$3,132
Walker Edison Furniture Company, LLC - Funded Junior Revolver	03/31/2027	Wholesale	11.02%		3M L+635	1,667	1,667	1,667
Walker Edison Furniture Company, LLC - Unfunded Term Loan	03/31/2027	Wholesale	—		—	417	-	-
Wildcat Buyerco, Inc.	02/27/2026	Electronic Equipment, Instruments, and Components	10.80%		3M L+575	9,803	9,688	9,558
Wildcat Buyerco, Inc. (Revolver)	02/27/2026	Electronic Equipment, Instruments, and Components	12.75%		3M L+475	85	82	80
Wildcat Buyerco, Inc. (Revolver) (9)	02/27/2026	Electronic Equipment, Instruments, and Components	—		—	448	—	(11)
Zips Car Wash, LLC	03/01/2024	Automobiles	12.14%		3M L+725	13,360	13,267	13,059
Total First Lien Secured Debt							796,060	766,255
Second Lien Secured Debt—0%
Mailsouth Inc. (7)	04/23/2025	Media: Advertising, Printing and Publishing	0.00%	(6)	—	1,079	965	-
QuantiTech LLC	02/04/2027	Aerospace and Defense	14.71%		3M L+1,000	150	148	149
Total Second Lien Secured Debt							1,113	149
Preferred Equity— 2.0% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—		—	6,720	672	774
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—		—	2,018	2,018	2,613
Cartessa Aesthetics, LLC (Preferred) (8)	—	Distributors	—		—	1,437,500	1,438	1,778
Imagine Topco, LP	—	Software	8.00%		—	1,236,027	1,236	1,166
Mars Intermediate Holdings II, Inc. (7)	—	Media	—		—	835	835	1,005
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—		—	733	733	677
ORL Holdco, Inc. (7)	—	Consumer Finance	—		—	1,327	133	150
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	12.00%		—	1,323	1,323	2,034
TPC Holding Company, LP (5), (7), (8), (10)	—	Food Products	—		—	409	409	569
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—		—	37	37	43
UniTek Global Services, Inc. -	—	Telecommunications	20.00%		—	343,861	344	29
Super Senior Preferred Equity (7)
UniTek Global Services, Inc. - Senior Preferred Equity (7)	—	Telecommunications	19.00%		—	448,851	449	—
UniTek Global Services, Inc. (7)	—	Telecommunications	13.50%		—	1,047,317	670	—
Total Preferred Equity							10,297	10,838
Common Equity/Warrants— 16.7% (6)
A1 Garage Equity, LLC	—	Commercial Services & Supplies	—		—	647,943	648	648
Ad.net Holdings, Inc. (7),(8)	—	Media	—		—	7,467	75	16
Affinion Group Holdings, Inc. (Warrants)	04/10/2024	Consumer Goods: Durable	—		—	8,893	245	—
AG Investco LP (7), (8)	—	Software	—		—	805,164	805	1,206
AG Investco LP (7), (8), (9)	—	Software	—		—	194,836	—	—
Altamira Intermediate Company II, Inc. (7)	—	IT Services	—		—	1,437,500	1,436	1,260
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—		—	2,018	—	167
Athletico Holdings, LLC (8)	—	Healthcare Providers and Services	—		—	4,678	5,000	3,783
BioDerm Holdings, LP	—	Healthcare Equipment and Supplies	—		—	1,313	1,313	1,313
Burgess Point Holdings, LP	—	Auto Components	—		—	100	100	105
By Light Investco LP (7), (8)	—	High Tech Industries	—		—	22,789	888	13,738
Connatix Parent, LLC (7)	—	Media	—		—	38,278	421	327
Crane 1 Acquisition Parent Holdings, L.P. (7)	—	Commercial Services & Supplies	—		—	130	120	167
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8)	—	IT Services	—		—	615,484	602	1,376
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8),(9)	—	IT Services	—		—	389,386	—	—
ECM Investors, LLC (7), (8)	—	Electronic Equipment, Instruments, and Components	—		—	295,982	65	869
eCommission Holding Corporation (7), (10)	—	Banking, Finance, Insurance & Real Estate	—		—	20	251	386
EDS Topco, LP	—	Electronic Equipment, Instruments, and Components	—		—	1,125,000	1,125	1,125
Exigo, LLC	—	Software	—		—	541,667	542	588
Express Wash Topco, LLC	—	Automobiles	—		—	20,000	100	77
FedHC InvestCo LP (7),(8)	—	Aerospace and Defense	—		—	21,083	697	2,048
FedHC InvestCo LP (7),(8),(9)	—	Aerospace and Defense	—		—	9,488	—	(27)
Five Star Parent Holdings, LLC	—	Hotels, Restaurants and Leisure	—		—	655,714	656	656
Gauge InfosoftCoInvest, LLC	—	Media: Broadcasting and Subscription	—		—	500	144	1,970
(The Infosoft Group, LLC) (7)
Gauge Lash Coinvest LLC (7)	—	Personal Products	—		—	1,485,953	227	6,807
Gauge Schlesinger Coinvest LLC (7)	—	Professional Services	—		—	465	476	502
Gauge TVC Coinvest, LLC (TVC Enterprises, LLC) (7)	—	Professional Services	—		—	391,144	—	1,710
GCOM InvestCo LP (7),(8)	—	IT Services	—		—	19,184	3,342	3,842
Go Dawgs Capital III, LP	—	Building Products	—		—	324,675	325	623
(American Insulated Glass, LLC) (7), (8)
Hancock Claims Consultants Investors, LLC (7), (8)	—	Insurance	—		—	450,000	450	376
HV Watterson Holdings, LLC	—	Professional Services	—		—	100,000	100	77
Icon Partners V C, L.P.	—	Internet Software and Services	—		—	1,863,863	1,864	1,852
Icon Partners V C, L.P. (7), (9)	—	Internet Software and Services	—		—	636,137	—	(4)
IIN Group Holdings, LLC	—	Consumer Services	—		—	1,000	1,000	129
(Integrative Nutrition, LLC) (7), (8)
Imagine Topco, LP (Common)	—	Software	—		—	1,236,027	—	—
IHS Parent Holdngs, L.P.	—	Commercial Services & Supplies	—		—	1,218,045	1,218	1,237
Ironclad Holdco, LLC (Applied Technical Services, LLC) (7), (8)	—	Commercial Services & Supplies	—		—	5,811	573	730
ITC Infusion Co-invest, LP (8)	—	Healthcare Equipment and Supplies	—		—	116,032	1,160	849
ITC Rumba, LLC (Cano Health, LLC) (7),(8)	—	Healthcare and Pharmaceuticals	—		—	46,763	117	525

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS-(Continued)

MARCH 31, 2023

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Kentucky Racing Holdco, LLC (8)		Hotels, Restaurants and Leisure	—	—	87,345	$-	$776
Kinetic Purchaser, LLC	—	Personal Products	—	—	1,734,775	1,735	2,620
KL Stockton Co-Invest LP (Any Hour Services) (7),(8)	—	Energy Equipment and Services	—	—	382,353	382	1,087
Lightspeed Investment Holdco LLC (7)	—	Healthcare Technology	—	—	585,587	586	1,068
LJ Avalon, LP	—	Construction & Engineering	—	—	1,638,043	1,638	1,638
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	—	393
MDI Aggregator, LP	—	Commodity Chemicals	—	—	10,761	1,078	1,106
Meadowlark Title, LLC (8)	—	Professional Services	—	—	819,231	806	147
MSpark, LLC	—	Media: Advertising, Printing and Publishing	—	—	3,988	1,287	—
Municipal Emergency Services, Inc. (7)	—	Distributors	—	—	1,973,370	2,005	1,711
NEPRT Parent Holdings, LLC (Recteq, LLC) (7), (8)	—	Leisure Products	—	—	1,494	1,448	74
North Haven Saints Equity Holdings, LP (8)	—	Healthcare Technology	—	—	223,602	224	239
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	14,960	15	—
OceanSound Discovery Equity, LP (Holdco Sands Intermediate, LLC) (7), (8)	—	Aerospace and Defense	—	—	173,638	1,697	3,445
OHCP V BC COI, L.P.	—	Distributors	—	—	743,750	744	692
OHCP V BC COI, L.P. (8) (9)	—	Distributors	—	—	506,250	—	(35)
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,474	15	64
PennantPark-TSO Senior Loan Fund, LP (7)	—	Financial Services	—	—	11,167,847	11,168	9,044
LEP Pequod Holdings, LP	—	Financial Services	—	—	864,865	865	865
Pink Lily Holdco, LLC (PL Acquisitions, LLC) (8)	—	Textiles, Apparel and Luxury Goods	—	—	1,735	1,735	666
Pragmatic Institute, LLC	—	Professional Services	—	—	610,583	611	539
Quad (U.S.) Co-Invest, L.P.		Professional Services	—	—	266,864	267	292
QuantiTech InvestCo LP (7), (8)	—	Aerospace and Defense	—	—	712	68	362
QuantiTech InvestCo LP (7), (8), (9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (7), (8),	—	Aerospace and Defense	—	—	40	24	25
RFMG Parent, LP (Rancho Health MSO, Inc.) (7)	—	Healthcare Equipment and Supplies	—	—	1,050,000	1,050	1,050
SBI Holdings Investments LLC (Sales Benchmark Index LLC) (7), (8)	—	Professional Services	—	—	64,634	646	651
Seaway Topco, LP		Chemicals, Plastics and Rubber	—	—	296	296	282
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	—	—	70	70	458
SP L2 Holdings, LLC (Ledge Lounger, Inc.)	—	Leisure Products	—	—	360,103	360	220
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	500	680
Class A (US Dominion, Inc.) (7)
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	—	1,016
Class B (US Dominion, Inc.) (7)
StellPen Holdings, LLC (CF512, Inc.) (7)	—	Media	—	—	161,538	162	170
TAC LifePort Holdings, LLC (7),(8)	—	Aerospace and Defense	—	—	533,833	544	641
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8)	—	Media	—	—	217,991	209	433
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8) (9)	—	Media	—	—	147,616	—	—
TPC Holding Company, LP (5), (7), (8), (10)	—	Food Products	—	—	21,527	22	34
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	749	1	—
UniTek Global Services, Inc. (7)	—	Telecommunications	—	—	213,739	—	—
UniTek Global Services, Inc. (Warrants) (7)	—	Telecommunications	—	—	23,889	—	—
UniVista Insurance (7),(8)	—	Insurance	—	—	400	374	482
Urology Partners Co., L.P.	—	Healthcare Providers and Services	—	—	694,444	694	701
Walker Edison Furniture , LLC	—	Healthcare Providers and Services	—	—	36,458	3,393	3,309
WCP IvyRehab QP CF Feeder, LP(8)	—	Healthcare Providers and Services	—	—	3,762,257	3,693	3,619
WCP IvyRehab QP CF Feeder, LP (8), (9)	—	Healthcare Providers and Services	—	—	237,743	—	(9)
Wildcat Parent, LP (Wildcat Buyerco, Inc.) (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	2,240	224	745
Total Common Equity/Warrants						66,721	92,353
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						874,191	869,595
Investments in Controlled, Affiliated Portfolio Companies—53.1% (3), (4)
First Lien Secured Debt—43.3%
Marketplace Events, LLC - Super Priority First Lien Term Loan (7)	09/30/2025	Media: Diversified and Production	10.43%	3M L+525	3,582	3,582	3,582
			(PIK 5.25%)
Marketplace Events, LLC - Super Priority First Lien (7), (9)	09/30/2025	Media: Diversified and Production	—	—	3,261	—	—
Marketplace Events, LLC	09/30/2026	Media: Diversified and Production	10.43%	3M L+525	26,771	20,197	26,771
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	05/06/2024	Financial Services	12.81%	3M L+800	210,088	210,088	210,088
Total First Lien Secured Debt						233,867	240,441
Equity Interests—9.7%
New MPE Holdings, LLC (Marketplace Events, LLC) (7),(8)	—	Media: Diversified and Production	—	—	349	—	2,376
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	—	Financial Services	—	—	90,038	90,038	51,620
Total Equity Interests						90,038	53,996
Total Investments in Controlled, Affiliated Portfolio Companies						323,905	294,437
Total Investments—209.9%						1,198,096	1,164,032
Cash and Cash Equivalents—9.0%
Money Market - BlackRock Federal FD Institutional 30						26,729	26,729
Non-Money Market Cash						23,439	23,426
Total Cash and Cash Equivalents						50,168	50,155
Total Investments and Cash Equivalents—218.9%						$1,248,264	$1,214,187
Liabilities in Excess of Other Assets—(118.9)%							(659,518)
Net Assets—100.0%							$554,669

—————

(1)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L”, Secured Overnight Financing Rate or "SOFR", or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day LIBOR rate (1M L, 2M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS-(Continued)

MARCH 31, 2023

(in thousands, except share data)

(Unaudited)

(2)
Valued based on our accounting policy (See Note 2). The value of all securities was determined using significant unobservable inputs (See Note 5).
(3)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)
Non-U.S. company or principal place of business outside the United States.
(6)
Non-income producing securities.
(7)
The securities, or a portion thereof, are not 1) pledged as collateral under the Credit Facility and held through Funding I; or, 2) securing the 2031 Asset-Backed Debt (See Note 10) and held through PennantPark CLO I, Ltd.
(8)
Investment is held through our Taxable Subsidiary (See Note 1).
(9)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2023, qualifying assets represent 77% of our total assets and non-qualifying assets represent 23% of our total assets.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—169.5% (3), (4)
First Lien Secured Debt—149.7%
Ad.net Acquisition, LLC	05/06/2026	Media	9.67%		3M L+600	4,938	$4,882	$4,900
Ad.net Acquisition, LLC (Revolver) (7), (9)	05/06/2026	Media	—		—	1,244	—	(9)
Altamira Technologies, LLC	07/24/2025	IT Services	10.81%		3M L+800	4,794	4,756	4,626
Altamira Technologies, LLC (Revolver) (7)	07/24/2025	IT Services	11.67%		3M L+800	575	575	555
Altamira Technologies, LLC (Revolver) (7), (9)	07/24/2025	IT Services	—		—	1,581	—	(55)
American Insulated Glass, LLC	12/21/2023	Building Products	7.79%		3M L+550	7,601	7,559	7,601
American Teleconferencing Services, Ltd.(7)	06/08/2023	Telecommunications	0.00%	(6)	—	7,986	7,915	90
American Teleconferencing Services, Ltd. (Revolver) (7)	12/08/2022	Telecommunications	0.00%	(6)	—	1,656	1,642	17
Amsive Holding Corporation (f/k/a Vision Purchaser Corporation)	06/10/2025	Media	9.85%		3M L+625	14,104	13,951	13,892
Anteriad, LLC (f/k/a MeritDirect, LLC)	05/23/2024	Media	9.17%		3M L+550	14,568	14,486	14,568
Anteriad, LLC (f/k/a MeritDirect, LLC) (Revolver) (7), (9)	05/23/2024	Media	—		—	2,869	—	—
Any Hour Services	07/21/2027	Energy Equipment and Services	7.43%		3M L+525	10,536	10,432	10,326
Any Hour Services (Revolver) (7), (9)	07/21/2027	Energy Equipment and Services	—		—	1,147	—	(23)
Apex Service Partners, LLC	07/31/2025	Diversified Consumer Services	6.72%		1M L+525	6,208	6,166	6,177
Apex Service Partners, LLC Term Loan B	07/31/2025	Diversified Consumer Services	9.67%		1M L+550	296	296	295
Apex Service Partners, LLC Term Loan C	07/31/2025	Diversified Consumer Services	7.75%		1M L+525	12,906	12,814	12,841
Apex Service Partners, LLC (Revolver) (7), (9)	07/31/2025	Diversified Consumer Services	—		—	1,845	—	(9)
API Holding III Corp.	05/11/2026	Electronic Equipment, Instruments, and Components	7.92%		1M L+425	5,805	5,785	5,050
Applied Technical Services, LLC	12/29/2026	Commercial Services & Supplies	9.42%		3M L+575	7,147	7,040	6,968
Applied Technical Services, LLC (Unfunded Term Loan)	04/21/2023	Commercial Services & Supplies	—		—	2,298	—	(32)
Applied Technical Services, LLC (Revolver) (7)	12/29/2026	Commercial Services & Supplies	10.25%		3M L+475	255	255	248
Applied Technical Services, LLC (Revolver) (7), (9)	12/29/2026	Commercial Services & Supplies	—		—	1,018	—	(25)
Arcfield Acquisition Corp. (Revolver) (9)	03/07/2028	Aerospace and Defense	—		—	887	—	(18)
Beta Plus Technologies, Inc.	07/01/2029	Internet Software and Services	7.76%		1M L+525	5,000	4,901	4,900
Blackhawk Industrial Distribution, Inc.	09/17/2024	Distributors	8.33%		3M L+500	25	25	25
Blackhawk Industrial Distribution, Inc. (7),(9)	09/17/2024	Distributors	—		—	3,232	—	(40)
Blackhawk Industrial Distribution, Inc. (Revolver) (7)	09/17/2024	Distributors	8.87%		3M L+500	549	549	533
Blackhawk Industrial Distribution, Inc. (9)	09/17/2024	Distributors	—		—	2,195	—	(62)
Broder Bros., Co.	12/02/2022	Textiles, Apparel and Luxury Goods	7.39%		3M L+600	3,405	3,405	3,405
By Light Professional IT Services, LLC	05/16/2024	High Tech Industries	9.26%		3M L+625	27,533	27,331	27,257
By Light Professional IT Services, LLC (Revolver)	05/16/2024	High Tech Industries	9.75%		3M L+663	877	877	868
By Light Professional IT Services, LLC (Revolver) (9)	05/16/2024	High Tech Industries	—		—	3,189	—	(32)
Cadence Aerospace, LLC (7)	11/14/2023	Aerospace and Defense	11.31%		3M L+850	3,033	3,024	3,003
			(PIK 9.50%)
Cartessa Aesthetics, LLC	05/13/2028	Distributors	9.55%		1M L+600	16,459	16,143	16,212
Cartessa Aesthetics, LLC (Revolver) (7)	05/13/2028	Distributors	9.55%		1M L+600	511	511	503
Cartessa Aesthetics, LLC (Revolver) (7)(9)	05/13/2028	Distributors	—			927	-	(14)
CF512, Inc.	08/20/2026	Media	9.28%		3M L+600	8,098	7,988	7,976
CF512, Inc. (7), (9)	08/20/2026	Media	—		—	191	—	(1)
CF512, Inc. (Revolver) (7), (9)	08/20/2026	Media	—		—	955	—	(14)
CHA Holdings, Inc.	04/10/2025	Environmental Industries	8.17%		3M L+450	1,581	1,577	1,581
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	9.27%		1M L+675	357	357	346
Challenger Performance Optimization, Inc. (Revolver) (7), (9)	08/31/2023	Business Services	—		—	356	—	(11)
Compex Legal Services, Inc.	02/09/2026	Professional Services	8.83%		3M L+525	8,038	8,010	8,038
Compex Legal Services, Inc. (Revolver) (7)	02/07/2025	Professional Services	8.92%		3M L+525	773	773	773
Compex Legal Services, Inc. (Revolver) (7), (9)	02/07/2025	Professional Services	—		—	633	—	—
Connatix Buyer, Inc.	07/13/2027	Media	8.42%		3M L+550	3,907	3,841	3,810
Connatix Buyer, Inc. (7), (9)	01/13/2023	Media	—		—	2,105	—	(32)
Connatix Buyer, Inc. (7), (9)	07/13/2027	Media	—		—	1,234	—	(30)
Crane 1 Services, Inc.	08/16/2027	Commercial Services & Supplies	9.39%		3M L+575	891	885	882
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	8.87%		3M L+575	224	224	222
Crane 1 Services, Inc. (Revolver) (7)	08/16/2027	Commercial Services & Supplies	—		—	112	—	(1)
Douglas Products and Packaging Company LLC	10/19/2022	Chemicals, Plastics and Rubber	8.87%		3M L+575	6,477	6,476	6,477
Douglas Products and Packaging Company LLC (Revolver)	10/19/2022	Chemicals, Plastics and Rubber	11.00%		P+475	2,627	2,627	2,627
Douglas Products and Packaging Company LLC (Revolver) (9)	10/19/2022	Chemicals, Plastics and Rubber	—		—	3,425	—	—
Douglas Sewer Intermediate, LLC	10/19/2022	Chemicals, Plastics and Rubber	8.87%		3M L+575	3,920	3,920	3,920
Dr. Squatch, LLC	08/31/2027	Personal Products	9.42%		3M L+600	4,428	4,356	4,362
Dr. Squatch, LLC (Revolver) (7)	08/31/2027	Personal Products	8.95%		3M L+600	1,118	1,118	1,101
Dr. Squatch, LLC (Revolver) (7), (9)	08/31/2027	Personal Products	—		—	2,236	—	(34)
DRS Holdings III, Inc.	11/03/2025	Personal Products	8.87%		3M L+575	17,111	16,993	16,564
DRS Holdings III, Inc. (Revolver) (7), (9)	11/03/2025	Personal Products	—		—	1,426	—	(46)
Duraco Specialty Tapes LLC	06/30/2024	Containers and Packaging	8.62%		3M L+550	3,247	3,208	3,169
ECL Entertainment, LLC	05/01/2028	Hotels, Restaurants and Leisure	10.62%		1M L+750	5,203	5,158	5,125
ECM Industries, LLC (Revolver)	12/23/2025	Electronic Equipment, Instruments, and Components	8.00%		1M L+475	514	514	490
ECM Industries, LLC (Revolver) (9)	12/23/2025	Electronic Equipment, Instruments, and Components	—		—	400	—	(19)
eCommission Financial Services, Inc. (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	7.63%		1M L+500	5,837	5,837	5,837
eCommission Financial Services, Inc. (Revolver) (7), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	7.63%		1M L+500	2,500	2,500	2,500
eCommission Financial Services, Inc. (Revolver) (7), (9), (10)	10/05/2023	Banking, Finance, Insurance & Real Estate	—		—	2,500	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2024	Media: Diversified and Production	10.42%		3M L+675	7,150	7,123	6,936
Exigo Intermediate II, LLC (9)	03/15/2024	Software	—		—	2,758	—	(41)
Exigo Intermediate II, LLC (Revolver)	03/15/2027	Software	8.87%		3M L+575	138	138	135
Exigo Intermediate II, LLC (Revolver) (9)	03/15/2027	Software	—		—	552	—	(12)
Findex Group Limited (5)(10)(11)	05/31/2024	Diversified Financial Services	7.17%		3M L+450	AUD 10,000	7,399	6,430

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS--(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Gantech Acquisition Corp.	05/14/2026	IT Services	9.37%	1M L+625	21,982	$21,632	$21,322
Gantech Acquisition Corp. (Revolver) (7)	05/14/2026	IT Services	9.37%	1M L+625	249	249	241
Gantech Acquisition Corp. (Revolver) (7), (9)	05/14/2026	IT Services	—	—	3,484	—	(105)
Global Holdings InterCo LLC	03/16/2026	Diversified Financial Services	8.74%	3M L+600	3,427	3,388	3,273
Graffiti Buyer, Inc. (7), (9)	08/10/2023	Trading Companies & Distributors	—	—	1,071	—	(24)
Graffiti Buyer, Inc. (Revolver) (7)	08/10/2027	Trading Companies & Distributors	8.92%	3M L+575	418	418	401
Graffiti Buyer, Inc. (Revolver) (7), (9)	08/10/2027	Trading Companies & Distributors	—	—	447	—	(18)
Hancock Roofing and Construction L.L.C.	12/31/2026	Insurance	8.67%	3M L+500	4,441	4,378	4,374
Hancock Roofing and Construction L.L.C. (7), (9)	12/31/2022	Insurance	—	—	400	—	(6)
Hancock Roofing and Construction L.L.C. (Revolver) (7)	12/31/2026	Insurance	7.82%	3M L+500	270	270	266
Hancock Roofing and Construction L.L.C. (Revolver) (7), (9)	12/31/2026	Insurance	—		480	—	(7)
Holdco Sands Intermediate, LLC	11/23/2028	Aerospace and Defense	10.17%	3M L+600	4,963	4,872	4,863
Holdco Sands Intermediate, LLC (Revolver) (9)	11/23/2027	Aerospace and Defense	—	—	1,791	—	(36)
HW Holdco, LLC	12/10/2024	Media	6.00%	1M L+500	8,457	8,416	8,352
HW Holdco, LLC (9)	12/10/2024	Media	—	—	1,686	—	(4)
HW Holdco, LLC (Revolver) (7), (9)	12/10/2024	Media	—	—	1,452	—	(18)
IDC Infusion Services, Inc.	12/30/2026	Healthcare Equipment and Supplies	10.44%	3M L+700	5,723	5,616	5,506
IDC Infusion Services, Inc. (Revolver) (9)	12/30/2026	Healthcare Equipment and Supplies	—	—	4,167	—	(188)
IG Investments Holdings, LLC (7)	09/22/2028	Professional Services	9.45%	3M L+600	4,473	4,390	4,429
IG Investments Holdings, LLC (Revolver) (7), (9)	09/22/2027	Professional Services	—	—	477	—	(5)
Imagine Acquisitionco, LLC	11/15/2027	Software	8.42%	3M L+550	3,979	3,909	3,879
Imagine Acquisitionco, LLC (9)	11/15/2027	Software	—	—	1,657	—	(25)
Imagine Acquisitionco, LLC (Revolver) (9)	11/15/2027	Software	—	—	1,193	—	(30)
Inception Fertility Ventures, LLC	12/07/2023	Healthcare Providers and Services	10.13%	3M L+715	14,954	14,711	14,804
Infolinks Media Buyco, LLC	11/01/2026	Media	9.42%	3M L+575	2,625	2,581	2,625
Infolinks Media Buyco, LLC (9)	11/01/2023	Media	—	—	969	—	10
Integrative Nutrition, LLC	09/29/2023	Consumer Services	8.42%	3M L+450	15,636	15,600	15,323
Integrative Nutrition, LLC (Revolver) (7), (9)	09/29/2023	Consumer Services	—	—	5,000	—	—
Integrity Marketing Acquisition, LLC (7)	08/27/2025	Insurance	7.58%	SOFR+550	15,825	15,697	15,667
ITI Holdings, Inc. (Revolver)	03/03/2028	IT Services	8.25%	3M L+550	133	133	130
ITI Holdings, Inc. (Revolver) (9)	03/03/2028	IT Services	—	—	532	—	(11)
K2 Pure Solutions NoCal, L.P. (Revolver) (7), (9)	12/20/2023	Chemicals, Plastics and Rubber	—	—	1,429	—	—
Kinetic Purchaser, LLC	11/10/2027	Personal Products	9.67%	3M L+600	17,428	17,120	17,079
Kinetic Purchaser, LLC - (Revolver) (9)	11/10/2026	Personal Products	9.67%	3M L+600	3,435	3,435	3,366
Lash OpCo, LLC	02/18/2027	Personal Products	11.17%	1M L+700	10,511	10,323	10,300
Lash OpCo, LLC (Revolver) (7)	08/16/2026	Personal Products	9.38%	1M L+700	599	599	587
Lash OpCo, LLC (Revolver) (7), (9)	08/16/2026	Personal Products	—		1,321	—	(26)
LAV Gear Holdings, Inc.	10/31/2024	Capital Equipment	9.95%	1M L+750	9,565	9,542	9,345
			(PIK 5.50%)
LAV Gear Holdings, Inc. (Revolver) (7)	10/31/2024	Capital Equipment	9.95%	1M L+750	1,721	1,721	1,681
			(PIK 5.50%)
Ledge Lounger, Inc.	11/09/2026	Leisure Products	9.92%	3M L+625	3,747	3,683	3,691
Ledge Lounger, Inc. (Revolver) (9)	11/09/2026	Leisure Products	—	—	789	—	(12)
Lightspeed Buyer Inc.	02/03/2026	Healthcare Technology	8.87%	1M L+575	24,357	24,065	23,566
Lightspeed Buyer Inc. (Revolver) (7)	02/03/2026	Healthcare Technology	8.87%	1M L+575	1,083	1,083	1,048
Lightspeed Buyer Inc. (Revolver) (7) (9)	02/03/2026	Healthcare Technology	—	—	1,416	—	(46)
Lucky Bucks, LLC	07/20/2027	Hotels, Restaurants and Leisure	8.31%	3M L+550	4,331	4,258	3,183
MAG DS Corp.	04/01/2027	Aerospace and Defense	9.17%	1M L+550	3,714	3,576	3,379
Mars Acquisition Holdings Corp.	05/14/2026	Media	8.62%	3M L+550	6,052	5,958	6,022
Mars Acquisition Holdings Corp. (Revolver)(7)(9)	05/14/2026	Media	—	—	1,624	—	(8)
MBS Holdings, Inc. (Revolver)(7)(9)	04/16/2027	Internet Software and Services	—	—	1,157	—	(12)
MDI Buyer, Inc. - Unfunded Term Loan	07/25/2028	Commodity Chemicals	—	—	1,804	—	(18)
MDI Buyer, inc. (Revolver) (9)	07/25/2028	Commodity Chemicals	—	—	773	—	(8)
Meadowlark Acquirer, LLC	12/10/2027	Professional Services	9.17%	3M L+550	1,319	1,306	1,305
Meadowlark Acquirer, LLC - Term Loan I (9)	12/10/2027	Professional Services	—	—	1,782	—	—
Meadowlark Acquirer, LLC - Term Loan II (9)	12/10/2027	Professional Services	—	—	9,483	—	—
Meadowlark Acquirer, LLC (Revolver) (9)	12/10/2027	Professional Services	—	—	1,693	—	(17)
Mission Critical Electronics, Inc.	03/28/2024	Capital Equipment	8.03%	SOFR +500	3,430	3,395	3,389
Mission Critical Electronics, Inc. (9)	03/28/2024	Capital Equipment	—	—	883	—	(7)
Mission Critical Electronics, Inc. (Revolver) (7)	03/28/2024	Capital Equipment	6.67%	1M L+500	557	557	550
Mission Critical Electronics, Inc. (Revolver) (7), (9)	03/28/2024	Capital Equipment	—	—	769	—	(9)
Municipal Emergency Services, Inc. (7)	09/28/2027	Distributors	8.67%	3M L+500	354	351	334
Municipal Emergency Services, Inc. (7), (9)	09/28/2027	Distributors	—	—	592	—	(29)
Municipal Emergency Services, Inc. (Revolver) (7)	09/28/2027	Distributors	8.67%	3M L+500	142	142	134
Municipal Emergency Services, Inc. (Revolver) (7), (9)	09/28/2027	Distributors	—	—	805	—	(47)
NBH Group LLC (Revolver) (7), (9)	08/19/2026	Healthcare Equipment and Supplies	—	—	1,677	—	—
OIS Management Services, LLC	07/09/2026	Healthcare Equipment and Supplies	9.45%	SOFR + 575	1,975	1,951	1,975
OIS Management Services, LLC (Revolver) (7), (9)	07/09/2026	Healthcare Equipment and Supplies	—	—	444	—	—
One Stop Mailing, LLC	05/07/2027	Air Freight and Logistics	9.37%	3M L+625	8,759	8,612	8,496
ORL Acquisition, Inc. (7)	09/03/2027	Consumer Finance	8.92%	3M L+525	7,195	7,069	7,195
ORL Acquisition, Inc. (Revolver) (7), (9)	09/03/2027	Consumer Finance	—	—	861	—	—
Output Services Group, Inc.	03/27/2024	Business Services	9.80%	1M L+675	4,874	4,592	3,704
Owl Acquisition, LLC	02/04/2028	Professional Services	8.41%	3M L+575	3,990	3,874	3,890
Ox Two, LLC	05/18/2026	Construction and Building	9.81%	1M L+700	25,772	25,440	25,257
Ox Two, LLC (Revolver) (7)	05/18/2026	Construction and Building	9.81%	1M L+700	2,484	2,484	2,434
Ox Two, LLC (Revolver) (9)	05/18/2026	Construction and Building	—	—	903	—	(18)
PL Acquisitionco, LLC	11/09/2027	Textiles, Apparel and Luxury Goods	9.62%	3M L+650	6,110	6,015	5,958
PL Acquisitionco, LLC - (Revolver) (9)	11/09/2027	Textiles, Apparel and Luxury Goods	—	—	2,290	—	(57)
Plant Health Intermediate, Inc.	10/19/2022	Chemicals, Plastics and Rubber	8.87%	3M L+575	637	637	637
PlayPower, Inc.	05/08/2026	Leisure Products	9.17%	1M L+550	3,440	3,419	3,078
PRA Events, Inc.	08/07/2025	Business Services	14.17%	1M L+1,050	3,323	2,903	3,323
			(PIK 10.50%)
Pragmatic Institute, LLC - Unfunded Term Loan	07/06/2028	Professional Services	—	—	2,290	—	—
Pragmatic Institute, LLC (Revolver)	07/06/2028	Professional Services	9.30%	3M L+575	305	305	302
Pragmatic Institute, LLC (Revolver) (9)	07/06/2028	Professional Services	—	—	1,221	—	(12)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS--(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Quantic Electronics, LLC	11/19/2026	Electronic Equipment, Instruments, and Components	9.92%		1M L+600	4,706	$4,632	$4,612
Quantic Electronics, LLC (Revolver) (7)	11/19/2026	Electronic Equipment, Instruments, and Components	9.51%		1M L+600	268	268	263
Quantic Electronics, LLC (Revolver) (7), (9)	11/19/2026	Electronic Equipment, Instruments, and Components	—		—	402	—	(8)
Questex, LLC	09/09/2024	Media: Diversified and Production	7.45%		3M L+500	7,200	7,146	7,056
Questex, LLC (Revolver) (7), (9)	09/09/2024	Media: Diversified and Production	—		—	1,197	—	(24)
Rancho Health MSO, Inc. (7)	12/18/2025	Healthcare Equipment and Supplies	7.75%		3M L+550	1,040	1,040	1,040
Rancho Health MSO, Inc. (Revolver) (7), (9)	12/18/2025	Healthcare Equipment and Supplies	—		—	525	—	—
Recteq, LLC	01/29/2026	Leisure Products	9.92%		3M L+600	1,478	1,457	1,426
Recteq, LLC (Revolver) (7)	01/29/2026	Leisure Products	9.92%		3M L+600	360	360	347
Recteq, LLC (Revolver) (7), (9)	01/29/2026	Leisure Products	—			936	—	(33)
Research Now Group, Inc. and Dynata, LLC	12/20/2024	Business Services	8.84%		3M L+550	17,142	16,985	15,406
Riverpoint Medical, LLC	06/20/2025	Healthcare Equipment and Supplies	8.65%		3M L+575	7,980	7,924	7,781
Riverpoint Medical, LLC (Revolver) (7), (9)	06/20/2025	Healthcare Equipment and Supplies	—		—	909	—	(23)
Riverside Assessments, LLC	03/10/2025	Professional Services	9.95%		3M L+625	15,356	15,201	15,049
Sales Benchmark Index LLC	01/03/2025	Professional Services	9.67%		3M L+600	7,105	7,034	7,034
Sales Benchmark Index LLC (Revolver) (7), (9)	01/03/2025	Professional Services	—		—	1,293	—	(13)
Sargent & Greenleaf Inc.	12/20/2024	Electronic Equipment, Instruments, and Components	8.62%		1M L+550	3,487	3,462	3,452
Sargent & Greenleaf Inc. (Revolver)	12/20/2024	Electronic Equipment, Instruments, and Components	8.28%		1M L+550	1,048	1,048	1,037
Sargent & Greenleaf Inc. (Revolver) (9)	12/20/2024	Electronic Equipment, Instruments, and Components	—		—	9	—	—
Schlesinger Global, Inc.	07/14/2025	Professional Services	10.27%		SOFR + 700	14,560	14,467	14,196
Schlesinger Global, Inc. (Revolver)	07/14/2025	Professional Services	10.14%		1M L+600	1,487	1,487	1,450
Schlesinger Global, Inc. (Revolver) (7), (9)	07/14/2025	Professional Services	—		—	385	—	(10)
Seaway Buyer, LLC	06/13/2029	Chemicals, Plastics and Rubber	9.41%		3M L+575	6,940	6,836	6,836
Sigma Defense Systems, LLC	12/18/2025	IT Services	12.17%		3M L+850	10,969	10,742	10,750
Sigma Defense Systems, LLC (Revolver) (7)	12/18/2025	IT Services	12.17%		3M L+850	996	996	976
Sigma Defense Systems, LLC (Revolver) (7), (9)	12/18/2025	IT Services	—			1,625	—	(32)
Signature Systems Holding Company	05/03/2024	Commercial Services & Supplies	10.17%		1M L+650	10,358	10,301	10,280
Signature Systems Holding Company (Revolver) (9)	05/03/2024	Commercial Services & Supplies	—		—	1,747	—	(13)
Smile Brands Inc.	10/14/2025	Healthcare and Pharmaceuticals	7.42%		1M L+450	2,462	2,462	2,370
Smile Brands Inc. (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—		—	1,508	—	(57)
Smile Brands Inc. LC (Revolver) (7), (9)	10/14/2025	Healthcare and Pharmaceuticals	—		—	108	—	(4)
Solutionreach, Inc.	01/17/2024	Healthcare Technology	8.87%		3M L+575	5,740	5,705	5,602
Solutionreach, Inc. (Revolver) (7), (9)	01/17/2024	Healthcare Technology	—		—	1,665	—	(40)
Spear Education, LLC	02/26/2025	Professional Services	9.42%		3M L+575	14,747	14,642	14,747
Spendmend Holdings LLC	03/01/2028	Healthcare Technology	8.63%		SOFR + 575	3,216	3,179	3,126
Spendmend Holdings LLC (9)	03/01/2023	Healthcare Technology	—		—	1,771	—	(36)
Spendmend Holdings LLC (Revolver)	03/01/2028	Healthcare Technology	8.63%		3M L+575	119	119	116
Spendmend Holdings LLC (Revolver) (9)	03/01/2028	Healthcare Technology	—		—	772	—	(22)
STV Group Incorporated	12/11/2026	Construction & Engineering	8.37%		1M L+525	4,752	4,718	4,704
System Planning and Analysis, Inc. (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	8.73%		SOFR+600	18,560	18,237	18,263
System Planning and Analysis, Inc. (Revolver) (f/k/a Management Consulting & Research, LLC)	08/16/2027	Aerospace and Defense	—		—	5,188	—	(83)
Teneo Holdings LLC	07/18/2025	Diversified Financial Services	8.38%		1M L+525	5,793	5,718	5,455
The Aegis Technologies Group, LLC	10/31/2025	Aerospace and Defense	9.55%		3M L+600	4,921	4,868	4,872
The Bluebird Group LLC	07/27/2026	Professional Services	10.67%		3M L+700	6,265	6,162	6,328
The Bluebird Group LLC (Revolver) (7), (9)	07/27/2026	Professional Services	—		—	862	—	9
The Infosoft Group, LLC	09/16/2024	Media: Broadcasting and Subscription	8.51%		3M L+575	15,229	15,120	15,115
The Vertex Companies, LLC (7)	08/30/2027	Construction & Engineering	8.18%		1M L+550	2,159	2,122	2,148
The Vertex Companies, LLC (7), (9)	08/30/2027	Construction & Engineering	—		—	573	—	3
The Vertex Companies, LLC (Revolver)	08/30/2027	Construction & Engineering	8.26%		1M L+550	182	182	181
The Vertex Companies, LLC (Revolver) (7), (9)	08/30/2027	Construction & Engineering	—		—	729	—	(4)
TPC Canada Parent, Inc. and TPC US Parent, LLC (5), (10)	11/24/2025	Food Products	7.78%		3M L+550	4,863	4,834	4,717
TVC Enterprises, LLC	03/26/2026	Commercial Services & Supplies	8.87%		1M L+600	24,721	24,378	24,103
TVC Enterprises, LLC (Revolver) (7), (9)	03/26/2026	Commercial Services & Supplies	—		—	661	—	(17)
TWS Acquisition Corporation	06/16/2025	Diversified Consumer Services	8.76%		1M L+625	5,468	5,398	5,441
TWS Acquisition Corporation (Revolver) (7), (9)	06/16/2025	Diversified Consumer Services	—		—	2,628	—	(13)
Tyto Athene, LLC	04/01/2028	IT Services	7.76%		1M L+550	12,644	12,487	11,746
Tyto Athene, LLC (Revolver) (7), (9)	04/01/2026	IT Services	—		—	1,040	—	(74)
UBEO, LLC	04/03/2024	Capital Equipment	7.60%		3M L+450	17,926	17,860	17,657
UBEO, LLC (Revolver)	04/03/2024	Capital Equipment	9.00%		3M L+275	587	587	578
UBEO, LLC (Revolver) (9)	04/03/2024	Capital Equipment	—		—	2,347	—	(35)
Unique Indoor Comfort, LLC	05/24/2027	Diversified Consumer Services	8.95%		3M L + 525	9,217	9,126	9,014
Unique Indoor Comfort, LLC Term Loan (7)	05/24/2027	Diversified Consumer Services	—		—	10,760	—	(129)
Unique Indoor Comfort, LLC (Revolver) (7), (9)	05/24/2027	Diversified Consumer Services	—		—	2,000	—	(44)
Walker Edison Furniture Company LLC	03/31/2027	Wholesale	12.42%		1M L+875	12,684	12,434	8,474
Wildcat Buyerco, Inc.	02/27/2026	Electronic Equipment, Instruments, and Components	9.38%		3M L+575	9,853	9,717	9,532
Wildcat Buyerco, Inc. (Revolver) (9)	02/27/2026	Electronic Equipment, Instruments, and Components	—		—	534	—	(34)
Zips Car Wash, LLC	03/01/2024	Automobiles	10.30%		3M L+725	13,428	13,284	13,092
Total First Lien Secured Debt							815,742	789,107
Second Lien Secured Debt—0%
Mailsouth Inc. (7)	04/23/2025	Media: Advertising, Printing and Publishing	0.00%	(6)	—	1,001	965	-
			(PIK 15.00%)
QuantiTech LLC	02/04/2027	Aerospace and Defense	12.68%		3M L+1,000	150	148	147
Total Second Lien Secured Debt							1,113	147
Preferred Equity— 1.6% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—		—	6,720	$672	$747
Cartessa Aesthetics, LLC	—	Distributors	—		—	1,437,500	1,438	1,499
Imagine Topco, LP	—	Software	8.00%		—	1,236,027	1,236	1,170

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS--(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	$835	$976
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—	—	2,018	2,018	2,537
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	733	733	1,042
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,327	133	144
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	12.00%	—	1,323	1,323	1,674
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	409	409	116
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	37	37	40
UniTek Global Services, Inc. -	—	Telecommunications	20.00%	—	343,861	344	—
Super Senior Preferred Equity (7)
UniTek Global Services, Inc. - Senior Preferred Equity (7)	—	Telecommunications	19.00%	—	448,851	449	—
UniTek Global Services, Inc. (7)	—	Telecommunications	13.50%	—	1,047,317	670	—
Total Preferred Equity						10,297	9,945
Common Equity/Warrants— 18.1% (6)
Ad.net Holdings, Inc. (7),(8)	—	Media	—	—	7,467	75	98
Affinion Group Holdings, Inc. (Warrants)(7)	04/10/2024	Consumer Goods: Durable	—	—	8,893	245	—
AG Investco LP (7), (8)	—	Software	—	—	805,164	805	1,127
AG Investco LP (7), (8), (9)	—	Software	—	—	194,836	—	—
Altamira Intermediate Company II, Inc. (7)	—	IT Services	—	—	1,437,500	1,438	906
Anteriad Holdings, LP (f/k/a MeritDirect Holdings, LP) (7), (8)	—	Media	—	—	2,018	—	480
Athletico Holdings, LLC	—	Healthcare Providers and Services	—	—	4,678	5,000	4,758
Burgess Point Holdings, LP	—	Auto Components	—	—	100	100	101
By Light Investco LP (7), (8)	—	High Tech Industries	—	—	22,090	193	18,085
By Light Investco LP (7), (8), (9)	—	High Tech Industries	—	—	3,223	—	—
CI (Allied) Investment Holdings, LLC	—	Business Services	—	—	120,962	1,243	1,651
(PRA Events, Inc.) (7), (8)
Connatix Parent, LLC (7)	—	Media	—	—	38,278	421	459
Crane 1 Acquisition Parent Holdings, L.P. (7)	—	Commercial Services & Supplies	—	—	130	120	140
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8)	—	IT Services	—	—	615,484	602	1,255
Delta InvestCo LP (Sigma Defense Systems, LLC) (7), (8),(9)	—	IT Services	—	—	389,386	—	—
ECM Investors, LLC (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	295,982	65	633
eCommission Holding Corporation (7), (10)	—	Banking, Finance, Insurance & Real Estate	—	—	20	251	348
Exigo, LLC	—	Software	—	—	541,667	542	478
Express Wash Topco, LLC	—	Automobiles	—	—	20,000	100	102
FedHC InvestCo LP (7),(8)	—	Aerospace and Defense	—	—	21,083	711	2,142
FedHC InvestCo LP (7),(8),(9)	—	Aerospace and Defense	—	—	9,488	—	—
Gauge InfosoftCoInvest, LLC	—	Media: Broadcasting and Subscription	—	—	500	144	2,471
(The Infosoft Group, LLC) (7)
Gauge Lash Coinvest LLC (7)	—	Personal Products	—	—	1,485,953	227	7,030
Gauge Schlesinger Coinvest LLC (7)	—	Professional Services	—	—	465	476	496
Gauge TVC Coinvest, LLC (TVC Enterprises, LLC) (7)	—	Professional Services	—	—	391,144	—	1,558
GCOM InvestCo LP (7),(8)	—	IT Services	—	—	19,184	3,342	4,626
Go Dawgs Capital III, LP	—	Building Products	—	—	324,675	325	377
(American Insulated Glass, LLC) (7), (8)
Hancock Claims Consultants Investors, LLC (7), (8)	—	Insurance	—	—	450,000	450	477
HV Watterson Holdings, LLC	—	Professional Services	—	—	100,000	100	87
Icon Partners V C, L.P.	—	Internet Software and Services	—	—	1,851,852	1,852	1,989
Icon Partners V C, L.P. (7), (9)	—	Internet Software and Services	—	—	648,148	—	—
IIN Group Holdings, LLC	—	Consumer Services	—	—	1,000	1,000	54
(Integrative Nutrition, LLC) (7), (8)
Imagine Topco, LP (Common)	—	Software	—	—	1,236,027	—	—
Ironclad Holdco, LLC (Applied Technical Services, LLC) (7), (8)	—	Commercial Services & Supplies	—	—	5,811	573	754
ITC Infusion Co-invest, LP	—	Healthcare Equipment and Supplies	—	—	81,313	813	857
ITC Rumba, LLC (Cano Health, LLC) (7),(8)	—	Healthcare and Pharmaceuticals	—	—	46,763	117	5,232
JWC-WE Holdings, L.P.	—	Wholesale	—	—	1,948	568	—
(Walker Edison Furniture Company LLC) (7), (8)
Kinetic Purchaser, LLC	—	Personal Products	—	—	1,734,775	1,735	2,458
KL Stockton Co-Invest LP (Any Hour Services) (7),(8)	—	Energy Equipment and Services	—	—	382,353	382	643
Kentucky Racing Holdco, LLC (Warrants) (7), (8)	—	Hotels, Restaurants and Leisure	—	—	87,345	—	961
Lightspeed Investment Holdco LLC (7)	—	Healthcare Technology	—	—	585,587	586	800
Mars Intermediate Holdings II, Inc. (7)	—	Media	—	—	835	—	255
MDI Aggregator, LP	—	Commodity Chemicals	—	—	668,747	670	669
Meadowlark Title, LLC	—	Professional Services	—	—	819,231	819	901
MSpark, LLC	—	Media: Advertising, Printing and Publishing	—	—	3,988	1,288	—
Municipal Emergency Services, Inc. (7)	—	Distributors	—	—	1,973,370	2,005	1,505
NEPRT Parent Holdings, LLC (Recteq, LLC) (7), (8)	—	Leisure Products	—	—	1,494	1,450	279
North Haven Saints Equity Holdings, LP	—	Healthcare Technology	—	—	223,602	224	237
NXOF Holdings, Inc. (Tyto Athene, LLC) (7)	—	IT Services	—	—	14,960	15	310
OceanSound Discovery Equity, LP (Holdco Sands Intermediate, LLC) (7), (8)	—	Aerospace and Defense	—	—	173,638	1,729	2,917
OHCP V BC COI, L.P.	—	Distributors	—	—	743,750	744	636
OHCP V BC COI, L.P. (8) (9)	—	Distributors	—	—	506,250	—	(73)
Oral Surgery (ITC) Holdings, LLC (7),(8)	—	Healthcare Equipment and Supplies	—	—	3,872	83	231
ORL Holdco, Inc. (7)	—	Consumer Finance	—	—	1,474	15	261
PennantPark-TSO Senior Loan Fund, LP (7)	—	Financial Services	—	—	11,167,847	11,168	9,892
Pink Lily Holdco, LLC (PL Acquisitions, LLC)	—	Textiles, Apparel and Luxury Goods	—	—	1,735	1,735	914

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS--(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Pragmatic Institute, LLC	—	Professional Services	—	—	610,583	$611	$611
QuantiTech InvestCo LP (7), (8)	—	Aerospace and Defense	—	—	712	68	352
QuantiTech InvestCo LP (7), (8), (9)	—	Aerospace and Defense	—	—	955	—	—
QuantiTech InvestCo II LP (7), (8),	—	Aerospace and Defense	—	—	40	25	24
RFMG Parent, LP (Rancho Health MSO, Inc.) (7)	—	Healthcare Equipment and Supplies	—	—	1,050,000	1,050	1,091
SBI Holdings Investments LLC (Sales Benchmark Index LLC) (7), (8)	—	Professional Services	—	—	64,634	646	634
Seaway Topco, LP		Chemicals, Plastics and Rubber	—	—	296	296	296
Signature CR Intermediate Holdco, Inc. (7)	—	Commercial Services & Supplies	—	—	70	70	—
SP L2 Holdings, LLC (Ledge Lounger, Inc.)	—	Leisure Products	—	—	360,103	360	373
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	500	680
Class A (US Dominion, Inc.) (7)
SSC Dominion Holdings, LLC	—	Capital Equipment	—	—	500	—	1,463
Class B (US Dominion, Inc.) (7)
StellPen Holdings, LLC (CF512, Inc.) (7)	—	Media	—	—	161,538	162	160
TAC LifePort Holdings, LLC (7),(8)	—	Aerospace and Defense	—	—	488,372	488	621
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)	—	Media	—	—	216,925	209	366
Tower Arch Infolinks Media, LP (Infolinks Media Buyco, LLC)(8) (9)	—	Media	—	—	148,681	—	—
TPC Holding Company, LP (5), (7), (10)	—	Food Products	—	—	21,527	22	—
TWD Parent Holdings, LLC (The Vertex Companies, LLC) (7)	—	Construction & Engineering	—	—	749	1	—
UniTek Global Services, Inc. (7)	—	Telecommunications	—	—	213,739	—	—
UniTek Global Services, Inc. (Warrants) (7)	—	Telecommunications	—	—	23,889	—	—
UniVista Insurance (7),(8)	—	Insurance	—	—	400	378	454
WCP IvyRehab QP CF Feeder, LP	—	Healthcare Providers and Services	—	—	3,762,257	3,762	3,762
WCP IvyRehab QP CF Feeder, LP (9)	—	Healthcare Providers and Services	—	—	237,743	—	—
Wildcat Parent, LP (Wildcat Buyerco, Inc.) (7), (8)	—	Electronic Equipment, Instruments, and Components	—	—	2,240	224	596
Total Common Equity/Warrants						55,418	94,050
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						882,570	893,249
Investments in Controlled, Affiliated Portfolio Companies—51.4% (3), (4)
First Lien Secured Debt—41.8%
Marketplace Events, LLC - Super Priority First Lien Term Loan (7)	09/30/2025	Media: Diversified and Production	8.19%	3M L+525	3,582	3,582	3,582
			(PIK 5.25%)
Marketplace Events, LLC - Super Priority First Lien (7), (9)	09/30/2025	Media: Diversified and Production	—	—	3,261	—	—
Marketplace Events, LLC	09/30/2026	Media: Diversified and Production	8.19%	3M L+525	26,771	19,518	26,771
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	05/06/2024	Financial Services	10.71%	3M L+800	190,181	190,181	190,182
Total First Lien Secured Debt						213,281	220,535
Equity Interests—9.6%
New MPE Holdings, LLC (Marketplace Events, LLC) (7),(8)	—	Media: Diversified and Production	—	—	349	—	1,036
PennantPark Senior Secured Loan Fund I LLC (7), (9), (10)	—	Financial Services	—	—	81,506	81,506	49,434
Total Equity Interests						81,506	50,470
Total Investments in Controlled, Affiliated Portfolio Companies						294,787	271,005
Total Investments—220.9%						1,177,357	1,164,254
Cash and Cash Equivalents—9.1%
BlackRock Federal FD Institutional 30						38,209	38,209
BNY Mellon Cash						9,707	9,671
Total Cash and Cash Equivalents						47,916	47,880
Total Investments and Cash Equivalents—230.0%						$1,225,273	$1,212,134
Liabilities in Excess of Other Assets—(130.0)%							(685,042)
Net Assets—100.0%							$527,092

—————

(1)
Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L”, Secured Overnight Financing Rate or "SOFR", or Prime rate, or “P.” The spread may change based on the type of rate used. The terms in the Schedule of Investments disclose the actual interest rate in effect as of the reporting period. LIBOR loans are typically indexed to a 30-day, 60-day, 90-day or 180-day LIBOR rate (1M L, 2M L, 3M L, or 6M L, respectively), at the borrower’s option. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)
Valued based on our accounting policy (See Note 2). The value of all securities was determined using significant unobservable inputs (See Note 5).
(3)
The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)
The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)
Non-U.S. company or principal place of business outside the United States.
(6)
Non-income producing securities.
(7)
The securities, or a portion thereof, are not 1) pledged as collateral under the Credit Facility and held through Funding I; or, 2) securing the 2031 Asset-Backed Debt (See Note 10) and held through PennantPark CLO I, Ltd.
(8)
Investment is held through our Taxable Subsidiary (See Note 1).
(9)
Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2022, qualifying assets represent 81% of our total assets and non-qualifying assets represent 19% of our total assets.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS--(Continued)

SEPTEMBER 30, 2022

(in thousands, except share data)

(Unaudited)

(11)
Par amount is denominated in Australian Dollars (AUD) as denoted.